UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2014
XHIBIT CORP. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	000-52678 (Commission File Number)	20-0853320 (IRS Employer Identification No.)

1520 E. Pima St., Phoenix, AZ 85034
(Address of principal executive offices) (Zip Code)

(602) 281-3554
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 - Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

    The information contained in Item 2.01 below relating to the various agreements described therein is incorporated herein by reference.

Section 2 - Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets.

    On September 9, 2014, SkyMall, LLC (“SkyMall”) sold 100% of the outstanding membership interests of SkyMall Ventures, LLC (“SMV”) (both wholly-owned subsidiaries of Xhibit Corp. (“Xhibit” or the “Company”)) to Connexions Loyalty, Inc. (“Connexions”) pursuant to a Membership Interest Purchase Agreement dated as of the same date, for a cash purchase price of $24.0 million. SkyMall also is entitled to receive a future payment of up to $3.9 million in cash based upon a formula related to the operating profit of SMV during the 12 months following the closing. The Membership Interest Purchase Agreement contains customary representations, warranties, indemnities and restrictive covenants.

    In connection with the sale, SkyMall also entered into a Transition Services Agreement with Connexions, pursuant to which SkyMall will provide a broad range of services to SMV in support of its operations for a term of up to 18 months, in exchange for which Connexions will pay a fee equal to SkyMall's cost of providing such services. In addition, the Company entered into a Limited Guarantee guaranteeing the indemnity and reimbursement obligations of SkyMall under the Membership Interest Purchase Agreement.

    SMV is a provider of merchandise, gift cards and experiential rewards reaching millions of loyalty program members in various corporate and other loyalty programs throughout the United States including those operated by internationally-recognized brands. SMV’s loyalty merchandising solutions are co-branded or private-labeled and offer a full suite of services, including development of marketing plans and strategies, product assortment selection and sourcing, website design, development and hosting, customer service support and reporting and analysis.

    For more information regarding the transaction, please refer to the Company’s 2013 Annual Report on Form 10-K filed on September 9, 2014.

Item 7.01  Regulation FD Disclosure.

    On September 9, 2014, Xhibit Corp. issued a press release announcing its entry into the agreement described in Item 1.01 above relating to the disposition of SkyMall Ventures, LLC.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

    The information in Item 7.01 of this Form 8-K and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are provided herewith:

Exhibit Number	Description
99.1	Text of press release issued by Xhibit Corp., dated September 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 10, 2014

Xhibit Corp., a Nevada corporation By: /s/ Scott Wiley Scott Wiley, CFO

Exhibit Index

Exhibit Number	Description
99.1	Text of press release issued by Xhibit Corp., dated September 9, 2014.